UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2004 (March 30, 2004)

GenTek Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14789	02-0505547

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

90 East Halsey Road, Parsippany, NJ	07054

(Address of Principal Executive Offices)	(Zip Code)

(Registrant's telephone number, including area code) (973) 515-3221

Liberty Lane Hampton, New Hampshire 03842

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	REGULATION FD DISCLOSURE

GenTek Inc. (the “Company”) has changed its principal executive offices to 90 East Halsey Road, Parsippany, NJ 07054. The Company’s main telephone number is (973) 515-3221.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTEK INC.

(Registrant)

Date:	March 31, 2004	By:	/s/ Matthew R. Friel

Name:	Matthew R. Friel
Title:	Vice President and Chief Financial Officer